UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03741 )

Exact name of registrant as specified in charter: Putnam New York Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2006

Date of reporting period: December 1, 2005—November 30, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New York Tax Exempt Income Fund

11|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam New York
Tax Exempt
Income Fund

11| 30| 06
Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	13
Portfolio turnover	15
Risk	15
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	22
Financial statements	23
Federal tax information	42
About the Trustees	43
Officers	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Putnam New York Tax Exempt Income Fund: potential for tax-advantaged high current income

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of their investment income. These bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. While the stated yields on municipal bonds are usually lower than those on taxable bonds, municipal bonds offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. In New York, this exemption is an especially powerful advantage because the state’s top income tax rate is among the highest in the United States, and New York City’s income tax can further erode investment income. And the sheer size of the New York municipal bond market provides a wide array of investment opportunities.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved —including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2006.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York State, and New York City personal income tax as we believe is consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.

Highlights

• For the 12 months ended November 30, 2006, Putnam New York Tax Exempt Income Fund’s class A shares returned 5.70% without sales charges.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 6.10% .

• The average return for the fund’s Lipper category, New York Municipal Debt Funds, was 5.99% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 11/30/06

Since the fund’s inception (9/2/83), average annual return is 7.54% at NAV and 7.36% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	5.04%	4.64%	63.56%	57.38%

5 years	4.76	3.96	26.15	21.43

3 years	4.03	2.71	12.60	8.36

1 year	5.70	1.70	5.70	1.70

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

By the end of your fund’s 2006 fiscal year, which ended November 30, 2006, yields on shorter-term bonds were essentially unchanged, while yields on long-term bonds had declined considerably. Since bond prices rise as yields fall, and as your fund was positioned defensively relative to its peers, this created a challenging environment for your fund. As long-term bonds outperformed their shorter-term counterparts, the fund’s limited exposure to long-term bonds caused it to lag both its benchmark and its Lipper peer group moderately, based on returns at net asset value (NAV, or without sales charges). On the plus side, the fund’s exposure to tobacco settlement bonds, as well as bonds issued by Puerto Rico, aided performance.

Market overview

Following a string of 17 increases in the federal funds rate —including five that occurred during the fund’s 2006 fiscal year — the Fed suspended its credit-tightening program in August, holding this benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate decisions will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

For the fiscal year as a whole, yields on shorter-term bonds were essentially unchanged, while yields on long-term bonds declined. As a result, we saw a convergence of shorter- and longer-term rates. As this occurred, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity — flattened dramatically. Tax-exempt bonds, especially those with long-term maturities, continued to outperform comparable Treasury bonds.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/06.

Bonds

Lehman Municipal Bond Index
(tax-exempt bonds)	6.10%

Lehman Aggregate Bond Index
(broad bond market)	5.94%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	4.87%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	11.22%

Equities

S&P 500 Index
(broad stock market)	14.23%

Russell 2000 Index
(small-company stocks)	17.43%

MSCI EAFE Index
(international stocks)	28.20%

Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy detracted moderately from results since bonds with longer maturities generally outperformed those with shorter maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the changing interest-rate environment, we established a significantly short duration position for the fund relative to its peers early in the period. Later in the period, we closed this duration gap between the fund and its peers by adding bonds with longer maturities. This dynamic positioning was a positive contributor to performance for the fiscal year overall.

We have increased our use of derivative securities, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. During the period, our interest-rate swap positions detracted moderately from performance, but we nevertheless believe that the flexibility offered by such arrangements makes derivatives a valuable tool in our overall management strategy.

Your fund’s holdings

Improving credit markets helped the performance of below-investment-grade bonds across many sectors. Although tobacco settlement bonds did not perform as strongly as bonds from other below-investment-grade categories, the fund’s position in this sector was larger

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective
maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to
interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

than average for its peer group and thus still contributed positively to returns. Limited issuance of tobacco settlement bonds, coupled with strong investor demand for them, provided solid supply-and-demand support for the sector, boosting results. Payments from these bonds are secured by income promised to various states through settlements negotiated by tobacco companies. The tobacco settlement bonds held by the fund include revenue bonds issued by various municipalities in the state, such as New York Counties Tobacco Trust and the Westchester Tobacco Asset Securitization Corp.

Despite a credit-rating downgrade, the fund’s position in general obligation bonds issued by Puerto Rico contributed positively to returns. In May, financial turmoil led to a partial government shutdown, resulting in the credit downgrade and causing the prices of uninsured Puerto Rico bonds to decline. We saw these developments as an opportunity to increase the fund’s holdings at favorable price levels. Consequently, we added to the fund’s uninsured Puerto Rico holdings in May and again in August. Among our additions to the portfolio were bonds issued by the Puerto Rico Commonwealth Highway and Transportation Authority. As a result of these additions, the fund participated in a substantial rally in Puerto Rico bonds during the fiscal year’s second half.

Another holding that performed well over the period was a bond issued by the Suffolk County Industrial Development Authority for Jefferson’s Ferry, a retirement community. During the time that the community was being developed, interest rates declined, enabling the issuer to refinance its outstanding debt at lower rates. Because of this, the security held by the fund was pre-refunded during the period. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then held in an escrow account and typically invested in U.S. Treasury securities that mature at the older bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both of these developments are favorable for investors, bond prices often rise after pre-refunding, as occurred in this case.

The fund continued to benefit from its exposure to airline-related IDBs, which included bonds issued by the New York City Industrial Development Agency. These bonds are a good example of a security whose performance reflects both the strength of the economy and increased investor demand for higher-yielding municipal debt. While investments in airline-related IDBs helped the

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of
11/30/06. A bond rated Baa or higher (MIG2/VMIG2 or higher, for short-term debt) is considered investment grade. The chart
reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of
comparable quality. Ratings will vary over time.

fund’s absolute returns, our underweight position in the sector versus peer funds detracted from performance relative to the fund’s Lipper peer group.

Lastly, the fund’s underweight position in single-family housing bonds relative to its peer group detracted from performance, as declining mortgage prepayments continued to benefit bonds in this sector. Although we feel positive about the sector, some New York issuers have provisions in their bond documents that favor the issuer over the investor, causing us to be particularly selective.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to monitor Fed policy for indications of how its efforts to engineer a “soft landing” for the economy will affect interest rates and bond markets going forward. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an overweight allocation to the sector relative to peer funds. We believe that these bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 11/30/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.54%	7.36%	6.74%	6.74%	6.66%	6.66%	7.12%	6.97%

10 years	63.56	57.38	53.55	53.55	50.39	50.39	58.86	53.71
Annual average	5.04	4.64	4.38	4.38	4.17	4.17	4.74	4.39

5 years	26.15	21.43	22.50	20.51	21.19	21.19	24.43	20.30
Annual average	4.76	3.96	4.14	3.80	3.92	3.92	4.47	3.77

3 years	12.60	8.36	10.71	7.77	9.93	9.93	11.61	7.98
Annual average	4.03	2.71	3.45	2.53	3.21	3.21	3.73	2.59

1 year	5.70	1.70	5.01	0.01	4.85	3.85	5.36	1.96

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 11/30/96 to 11/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,355 and $15,039, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,371 at public offering price.

Comparative index returns For periods ended 11/30/06

		Lipper New York
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*
Annual average
(life of fund)	8.03%	7.35%

10 years	74.87	62.32
Annual average	5.75	4.95

5 years	30.10	26.58
Annual average	5.40	4.81

3 years	14.73	13.00
Annual average	4.69	4.14

1 year	6.10	5.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 103, 103, 92, and 66 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 11/30/06

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income[1]	$0.362230		$0.306351	$0.293145	$0.336788

Capital gains[2]

Long-term	0.070200		0.070200	0.070200	0.070200

Short-term	0.015700		0.015700	0.015700	0.015700

Total	$0.448130		$0.392251	$0.379045	$0.422688

Share value:	NAV	POP	NAV	NAV	NAV	POP
11/30/05	$8.70	$9.04	$8.69	$8.70	$8.71	$9.00

11/30/06	8.73	9.07	8.72	8.73	8.74	9.03

Current yield (end of period)
Current dividend rate[3]	4.20%	4.04%	3.56%	3.40%	3.90%	3.78%

Taxable equivalent[4](a)	6.94	6.67	5.88	5.62	6.44	6.24

Taxable equivalent[4](b)	7.22	6.94	6.12	5.84	6.70	6.50

Current 30-day SEC yield[5]	3.30	3.18	2.66	2.51	3.01	2.91

Taxable equivalent[4](a)	5.45	5.25	4.39	4.15	4.97	4.81

Taxable equivalent[4](b)	5.67	5.47	4.57	4.31	5.17	5.00

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 39.45% combined federal income tax and New York state 2006 personal income tax rates or (b) maximum 41.82% combined federal, New York state, and New York City 2006 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP
Annual average
(life of fund)	7.49%	7.31%	6.70%	6.70%	6.61%	6.61%	7.07%	6.92%

10 years	63.66	57.58	53.82	53.82	50.52	50.52	58.96	53.76
Annual average	5.05	4.65	4.40	4.40	4.17	4.17	4.74	4.40

5 years	27.31	22.48	23.49	21.49	22.30	22.30	25.43	21.35
Annual average	4.95	4.14	4.31	3.97	4.11	4.11	4.64	3.95

3 years	11.38	7.21	9.51	6.61	8.75	8.75	10.39	6.84
Annual average	3.66	2.35	3.07	2.16	2.84	2.84	3.35	2.23

1 year	4.45	0.51	3.78	–1.22	3.63	2.63	4.14	0.75

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from June 1, 2006, to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.99	$ 7.31	$ 8.07	$ 5.52

Ending value (after expenses)	$1,041.80	$1,038.40	$1,037.40	$1,040.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2006, use the calculation method below. To find the value of your investment on June 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.95	$ 7.23	$ 7.99	$ 5.47

Ending value (after expenses)	$1,021.16	$1,017.90	$1,017.15	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio*	0.78%	1.43%	1.58%	1.08%

Average annualized expense ratio for Lipper peer group†	0.82%	1.47%	1.62%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam New York Tax Exempt Income Fund	11%	13%	23%	8%*	18%

Lipper New York Municipal Debt Funds category average	26%	26%	32%	41%	35%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 11/30/06.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/05.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$86,000	$ 93,000,000

Putnam employees	$12,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $520,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2006, Portfolio Member James St. John became Portfolio Leader and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.	17

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 36th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

43rd	33rd	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 107, 106, and 91 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper New York Municipal Debt Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 50%, 50%, and 46%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 50th out of 99, 44th out of 88, and 29th out of 63 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the fund’s portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 11, 2007

The fund’s portfolio 11/30/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation
COP Certificate of Participation
FGIC Financial Guaranty Insurance Company
FHA Insd. Federal Housing Administration Insured
FRN Floating Rate Notes
FSA Financial Security Assurance
G.O. Bonds General Obligation Bonds
MBIA MBIA Insurance Company
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes
XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.3%)*

	Rating**	Principal amount	Value

New York (91.9%)
Albany Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Albany College
of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB–	$1,000,000	$1,066,460
Albany, Indl. Dev.
Agcy. Civic Fac.
Rev. Bonds
(Albany Med. Ctr.),
6s, 5/1/29	Baa+/P	1,460,000	1,497,916
(Charitable Leadership),
Ser. A , 6s, 7/1/19	Ba2	2,750,000	2,903,890
Chemung Cnty., Indl.
Dev. Agcy. Civic Fac.
Rev. Bonds (Arnot
Ogden Med. Ctr.),
5s, 11/1/34	A3	800,000	831,184
Dutchess Cnty., Indl.
Dev. Agcy. Civic Fac.
Rev. Bonds
(Bard College),
5 3/4s, 8/1/30	A3	13,500,000	14,603,625
(Vassar College),
5.35s, 9/1/40	Aa2	16,000,000	17,203,840
Erie Cnty., G.O. Bonds
Ser. C, AMBAC, 5 1/2s,
7/1/29 (Prerefunded)	Aaa	2,470,000	2,659,745
Ser. B, AMBAC, 5 3/8s,
7/1/20 (Prerefunded)	Aaa	4,160,000	4,462,224
Essex Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Intl. Paper Co.),
Ser. A, 6.15s, 4/1/21	BBB	2,250,000	2,305,935
Geneva, Indl. Dev.
Agcy. Rev. Bonds
(Hobart & William
Smith), Ser. A,
5 3/8s, 2/1/33	A	2,650,000	2,857,416

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Hempstead, Indl. Dev.
Agcy. Civic Fac. Rev.
Bonds (Hofstra U.),
5 1/4s, 7/1/16	A	$2,200,000	$2,352,240
Huntington, Hsg. Auth.
Sr. Hsg. Fac. Rev.
Bonds (Gurwin Jewish
Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,294,813
Livingston Cnty.,
Indl. Dev. Agcy.
Civic Fac. Rev. Bonds
(Nicholas H. Noyes
Memorial Hosp.),
5s, 7/1/10	BB	905,000	917,960
Long Island, Pwr.
Auth. NY Elec. Syst.
Rev. Bonds
Ser. A, U.S. Govt.
Coll., 5 3/4s,
12/1/24 (Prerefunded)	AAA	20,900,000	21,780,935
Ser. A, 5 1/8s, 9/1/29	A–	5,000,000	5,264,600
Ser. A, AMBAC,
5s, 9/1/29	Aaa	5,500,000	5,881,535
Ser. E, FGIC,
5s, 12/1/21	Aaa	9,000,000	9,835,920
Ser. D, MBIA,
5s, 9/1/20	Aaa	3,500,000	3,827,075
Madison Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A,
5s, 7/1/23	Aa3	4,090,000	4,370,492
Metro. Trans. Auth.
Rev. Bonds, Ser. A
AMBAC, 5 1/2s,
11/15/19	Aaa	13,000,000	14,413,620
5s, 11/15/22	A2	5,000,000	5,415,350
Metro. Trans. Auth.
Commuter Fac. Rev.
Bonds, Ser. A, 6s,
7/1/24 (Prerefunded)	AAA	5,550,000	5,889,716
Metro. Trans. Auth.
Dedicated Tax
Rev. Bonds
Ser. A, FSA, 5 1/4s,
11/15/24	Aaa	10,000,000	10,836,700
Ser. B, MBIA, 5s,
11/15/25	Aaa	2,000,000	2,179,860
Ser. B, MBIA, 5s,
11/15/24	Aaa	6,000,000	6,549,960
Metro. Trans. Auth.
Fac. Rev. Bonds
(Trans. Fac.),
Ser. A, 6s, 7/1/24
(Prerefunded)	AAA	11,020,000	11,694,534

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Metro. Trans. Auth.
Svc. Contract Rev.
Bonds (Trans. Fac.)
Ser. 3, U.S. Govt.
Coll., 7 3/8s, 7/1/08
(Prerefunded)	AAA	$1,420,000	$1,473,889
Ser. O, 5 3/4s, 7/1/13
(Prerefunded)	AAA	15,820,000	17,143,976
Ser. O, 5 1/2s, 7/1/17
(Prerefunded)	AAA	24,345,000	27,833,152
Nassau Cnty., G.O. Bonds
Ser. E, FSA, U.S.
Govt. Coll., 6s,
3/1/20 (Prerefunded)	Aaa	1,125,000	1,211,771
Ser. E, FSA, U.S.
Govt. Coll., 6s,
3/1/19 (Prerefunded)	Aaa	2,790,000	3,005,193
Ser. E, FSA, U.S.
Govt. Coll., 6s,
3/1/18 (Prerefunded)	Aaa	2,735,000	2,945,951
Ser. E, FSA, U.S.
Govt. Coll., 6s,
3/1/16 (Prerefunded)	Aaa	3,465,000	3,732,255
Ser. A, FGIC,
6s, 7/1/13	Aaa	1,000,000	1,137,440
Ser. A, FGIC,
6s, 7/1/11	Aaa	2,300,000	2,536,854
Ser. E, FSA, U.S.
Govt. Coll., 5.9s,
3/1/15 (Prerefunded)	Aaa	2,580,000	2,771,152
Nassau Cnty., Indl.
Dev. Agcy. Rev.
Bonds (North Shore
Hlth. Syst.)
Ser. A, 6 1/4s, 11/1/21	A3	410,000	443,686
Ser. B, 5 7/8s, 11/1/11	A3	860,000	900,902
Ser. D, 5 5/8s, 11/1/09	A3	825,000	862,315
Nassau Cnty., Interim
Fin. Auth. Rev.
Bonds, Ser. A, MBIA,
5s, 11/15/15	Aaa	7,000,000	7,743,610
Nassau Cnty., Tobacco
Settlement Corp. Rev.
Bonds, Ser. A-2,
zero %, 6/1/26	BBB	6,390,000	5,819,245
Niagara Cnty., Indl.
Dev. Agcy. Rev.
Bonds, Ser. D, 5.55s,
11/15/24	Baa3	3,000,000	3,185,520
Niagara Falls, City
School Dist. COP
(High School Fac.)
5 7/8s, 6/15/19
(Prerefunded)	Baa3	6,000,000	6,264,300
FSA, 5s, 6/15/28	AAA	1,800,000	1,931,652
FSA, 5s, 6/15/24	AAA	4,160,000	4,448,746
FSA, 5s, 6/15/23	AAA	3,965,000	4,246,119

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value
New York continued
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s,
8/15/11	Aaa	$18,675,000	$21,002,279
Ser. D, MBIA, 6 1/2s,
11/1/10	Aaa	21,495,000	23,762,937
Ser. I, U.S. Govt.
Coll., 6 1/4s,
4/15/27 (Prerefunded)	Aaa	945,000	963,739
Ser. I, U.S. Govt.
Coll., 6 1/4s,
4/15/17 (Prerefunded)	Aaa	1,845,000	1,881,586
AMBAC, 6.05s, 9/1/11	Aaa	100,000	100,084
Ser. B, 5 1/2s, 12/1/11	AA–	23,525,000	25,515,921
Ser. C, 5 1/4s, 8/1/11	AA–	3,000,000	3,206,310
Ser. J/J-1, 5s, 6/1/21	AA–	6,250,000	6,754,813
Ser. N, 5s, 8/1/20	AA–	1,000,000	1,077,050
Ser. M, 5s, 4/1/20	AA–	6,775,000	7,280,009
Ser. I-1, 5s, 4/1/19	AA–	1,600,000	1,735,056
NY City, City
Transitional Fin.
Auth. Rev. Bonds
Ser. A, U.S. Govt.
Coll., 5 3/4s,
8/15/24 (Prerefunded)	AA+	6,500,000	6,924,840
AMBAC, 5 1/4s, 8/1/15	Aaa	2,000,000	2,174,880
Ser. C, U.S. Govt.
Coll., 5s, 5/1/26
(Prerefunded)	AAA	80,000	82,470
NY City, City
Transitional Fin.
Auth. VRDN
(NYC Recovery),
Ser. 3, 3.72s, 11/1/22	VMIG1	10,000,000	10,000,000
NY City, Hsg.
Dev. Corp. Rev.
Bonds, Ser. A, FGIC,
5s, 7/1/25	Aaa	2,600,000	2,798,770
NY City, Indl. Dev.
Agcy. Rev. Bonds
(Visy Paper, Inc.),
7.95s, 1/1/28	B–/P	2,600,000	2,633,306
(Liberty-7 World
Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	2,050,000	2,188,375
(Brooklyn Navy Yard
Cogen. Partners),
6.2s, 10/1/22	BBB–	5,000,000	5,465,650
(Brooklyn Navy Yard
Cogen. Partners),
5.65s, 10/1/28	BBB–	1,440,000	1,464,034
(Yankee Stadium —
Pilot), FGIC,
5s, 3/1/31	Aaa	7,750,000	8,395,575
(Queens Baseball
Stadium — Pilot),
AMBAC, 5s, 1/1/24	Aaa	3,500,000	3,805,900

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Indl. Dev.
Agcy. Civic Fac.
Rev. Bonds
(Parking Corp.),
8 1/2s, 12/30/22	B–/P	$6,770,000	$5,985,899
(Staten Island U.
Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	3,235,000	3,402,314
(Brooklyn Polytech. U.
Project J), 6 1/8s,
11/1/30	BB+	5,100,000	5,445,831
(United Jewish
Appeal), Ser. A,
5 1/4s, 7/1/23	Aa2	2,545,000	2,784,026
(St. Francis College),
5s, 10/1/34	A–	750,000	783,000
(Horace Mann School),
MBIA, 5s, 7/1/28	Aaa	7,000,000	7,224,770
NY City, Indl. Dev.
Agcy. Special Arpt.
Fac. Rev. Bonds
(Airis JFK I LLC),
Ser. A, 6s, 7/1/27	Baa3	9,500,000	9,847,510
(Airis JFK I, LLC),
Ser. A, 5 1/2s, 7/1/28	Baa3	3,000,000	3,113,850
NY City, Indl. Dev.
Agcy. Special Fac.
Rev. Bonds
(Terminal One Group
Assn.), FRN,
5 1/2s, 1/1/17	A3	3,900,000	4,322,526
(British Airways PLC),
5 1/4s, 12/1/32	Ba2	2,050,000	2,051,435
NY City, Metro. Trans.
Auth. Rev. Bonds,
Ser. A, AMBAC,
5 1/4s, 1/1/29
(Prerefunded)	Aaa	5,000,000	5,303,600
NY City, Muni. Wtr. &
Swr. Fin. Auth.
Rev. Bonds
AMBAC, 7 1/2s,
6/15/11	Aaa	25,600,000	29,100,800
Ser. B, FGIC, U.S.
Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	Aaa	290,000	325,824
Ser. B, FGIC, U.S.
Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	Aaa	110,000	123,598
Ser. D, 5s, 6/15/37	AA+	8,500,000	9,083,610
Ser. B, AMBAC, 5s,
6/15/28	Aaa	5,000,000	5,365,250
NY City, State Dorm.
Auth. Lease Rev. Bonds
(Court Fac.), 6s,
5/15/39 (Prerefunded)	A+	5,600,000	6,098,232
(Westchester Cnty.),
AMBAC, 5 1/4s, 8/1/18
(Prerefunded)	Aa1	3,000,000	3,136,410

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Transitional
Fin. Auth. Bldg. Aid
Rev. Bonds, Ser. S-1,
FGIC, 5s, 7/15/27	Aaa	$5,000,000	$5,447,000
NY Cntys., Tobacco
Trust II Rev. Bonds
(Tobacco Settlement),
5 3/4s, 6/1/43	BBB	6,000,000	6,303,480
NY Cntys., Tobacco
Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,000,000	1,084,180
5 3/4s, 6/1/33	BBB	3,500,000	3,715,530
NY Cntys., Tobacco
Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	7,000,000	7,135,730
NY State Dorm. Auth.
Rev. Bonds
(State U. Edl. Fac.),
Ser. A, 7 1/2s,
5/15/13	AA–	5,000,000	6,045,350
(City U. Syst.),
Ser. C, 7 1/2s,
7/1/10	A1	13,415,000	14,373,904
(Mount Sinai Hlth.),
Ser. A, 6 1/2s,
7/1/25	BBB	2,500,000	2,712,875
(State U. Edl. Fac.),
Ser. A, FSA, 5 7/8s,
5/15/17	Aaa	8,950,000	10,640,566
(State U. Edl. Fac.),
Ser. A, 5 7/8s,
5/15/11	AA–	11,200,000	12,223,232
(Winthrop Nassau U.),
5 3/4s, 7/1/28	Baa1	5,250,000	5,681,603
(Schools PG — Issue
2), Ser. E, AMBAC,
5 3/4s, 7/1/19	Aaa	1,340,000	1,423,723
(U. Syst.
Construction),
Ser. A, 5 3/4s,
7/1/18	AA–	35,385,000	40,588,364
(U. Syst.
Construction),
Ser. A, 5 5/8s,
7/1/16	AA–	15,600,000	17,839,380
(NYU), Ser. 1,
AMBAC,
5 1/2s, 7/1/40	Aaa	8,500,000	10,557,510
(North Shore Long
Island Jewish Group),
5 1/2s, 5/1/33	A3	2,000,000	2,160,940
(Winthrop-U. Hosp.
Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	1,150,000	1,229,603
(NYU), Ser. 1,
AMBAC, 5 1/2s, 7/1/31	Aaa	3,500,000	4,303,250
(Winthrop Nassau U.),
5 1/2s, 7/1/23	Baa1	2,750,000	2,917,695

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth.
Rev. Bonds
(Mental Hlth.),
Ser. D, FSA,
5 1/4s, 8/15/30	Aaa	$1,460,000	$1,545,147
(Mental Hlth.),
Ser. D, FSA, U.S.
Govt. Coll., 5 1/4s,
8/15/30 (Prerefunded)	Aaa	690,000	732,456
(Mental Hlth. Svcs.),
Ser. D, FSA, U.S.
Govt. Coll., 5 1/4s,
8/15/30 (Prerefunded)	Aaa	17,810,000	18,905,849
(Rochester Inst.
of Tech.), Ser. A,
AMBAC, 5 1/4s, 7/1/19	Aaa	4,150,000	4,742,454
(NY Methodist Hosp.),
5 1/4s, 7/1/18	A3	750,000	807,660
(NY Methodist Hosp.),
5 1/4s, 7/1/17	A3	1,865,000	2,012,167
(NY Methodist Hosp.),
5 1/4s, 7/1/15	A3	1,455,000	1,580,683
(Rochester U.),
Ser. A, 5 1/8s, 7/1/39	A1	6,405,000	6,845,664
(Memorial
Sloan-Kettering
Ctr.), Ser. 1, 5s, 7/1/34	Aa2	13,500,000	14,201,325
(Rochester U.),
Ser. A, 5s, 7/1/34	A1	5,500,000	5,830,275
(Yeshiva U.), AMBAC,
5s, 7/1/30	Aaa	3,000,000	3,140,730
(Montefiore Hosp.),
FGIC, FHA Insd., 5s,
8/1/29	Aaa	9,530,000	10,193,955
(NYU), Ser. A, FGIC,
5s, 7/1/29	Aaa	5,705,000	6,120,609
(U. of Rochester),
Ser. A, MBIA,
5s, 7/1/27	Aaa	3,000,000	3,082,170
(Yeshiva U.),
AMBAC, 5s, 7/1/26	Aaa	2,700,000	2,840,535
(Albany), Ser. A-1,
FSA, FHA Insd.,
5s, 8/15/25	Aaa	1,500,000	1,613,850
(Columbia U.),
Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,131,860
(Columbia U.),
Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,133,940
(Columbia U.), 5s,
7/1/22 (Prerefunded)	Aaa	7,500,000	7,749,600
(Columbia U.),
Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,204,030
(Cornell U.),
Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,984,363
(Columbia U.),
Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,138,100
(NY U. Hosp. Ctr.),
Ser. A, 5s, 7/1/20	Ba2	1,300,000	1,340,872

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth.
Rev. Bonds
Ser. A, MBIA,
5s, 3/15/19	AAA	$1,700,000	$1,833,025
(Columbia U.), Ser. A,
5s, 7/1/17	Aaa	7,660,000	8,501,987
(Lutheran Med.), MBIA,
FHA Insd., 5s, 8/1/12	Aaa	2,505,000	2,681,577
(Mt. Sinai NYU Hlth.),
Ser. C, 5s, 7/1/11	Baa2	1,930,000	1,960,243
(Colgate U.), MBIA,
4 3/4s, 7/1/28	Aaa	10,000,000	10,291,400
(State U. Edl. Fac.),
Ser. B, zero %,
5/15/09	AA–	725,000	659,366
NY State Dorm. Auth.
Lease Rev. Bonds
(State U. Dorm Fac.),
Ser. A, MBIA, 5s, 7/1/29	AAA	11,740,000	12,690,705
NY State Dorm. Auth.
Personal Income Tax
Rev. Bonds, Ser. C
5s, 12/15/25	AAA	6,000,000	6,543,360
5s, 12/15/22	AAA	6,000,000	6,574,680
NY State Energy
Research & Dev.
Auth. Rev. Bonds,
6.368s, 4/1/20	A+	7,000,000	7,372,680
NY State Energy
Research & Dev. Auth.
Gas Fac. Rev. Bonds
(Brooklyn Union Gas),
6.952s, 7/1/26	A+	12,000,000	12,265,440
NY State Env.
Fac. Corp. Poll.
Control Rev. Bonds
(State Wtr. Revolving
Fund), Ser. B, 6.65s,
9/15/13	Aaa	3,425,000	3,428,973
(State Wtr. Revolving
Fund), Ser. A, 6.55s,
9/15/10	Aaa	1,735,000	1,825,827
(State Wtr.), 5 7/8s,
6/15/14	Aaa	270,000	270,497
NY State Env.
Fac. Corp. State
Clean Wtr. & Drinking
Rev. Bonds (NYC Muni.
Wtr. Fin.), 5s, 6/15/29 #	Aaa	13,590,000	14,611,968
NY State Hsg. Fin.
Agcy. Rev. Bonds
(Multi-Fam. Hsg.
Insd. Mtge. Program),
Ser. A, FHA Insd.,
7s, 8/15/22	Aaa	835,000	836,979

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Hwy. & Bridge
Auth. Rev. Bonds,
Ser. A
FSA, U.S. Govt.
Coll., 6s, 4/1/16
(Prerefunded)	Aaa	$1,000,000	$1,087,940
FSA, 5.8s, 4/1/18
(Prerefunded)	Aaa	2,000,000	2,163,420
FSA, 5 3/4s, 4/1/17
(Prerefunded)	Aaa	2,000,000	2,160,320
NY State Pwr. Auth.
Rev. Bonds, 5s,
11/15/20	Aa2	4,250,000	4,568,113
NY State Thruway
Auth. Rev. Bonds
Ser. A, MBIA, 5 1/4s,
4/1/22 (Prerefunded)	Aaa	4,300,000	4,725,829
(Gen. Hwy. & Bridge
Trust Fund), Ser. A,
MBIA, 5s, 4/1/22	Aaa	2,000,000	2,144,120
NY State Thruway Auth.
State Personal Income
Tax Rev. Bonds, Ser. A
5s, 3/15/22	AAA	1,750,000	1,907,080
5s, 3/15/21	AAA	1,750,000	1,909,950
NY State Urban
Dev. Corp. Rev. Bonds
(Correctional Fac.),
Ser. 7, U.S. Govt.
Coll., 5.7s, 1/1/16
(Prerefunded)	AA–	5,830,000	5,955,520
(Clarkson Ctr.),
5 1/2s, 1/1/20	AA–	1,685,000	1,933,875
(Personal Income Tax),
Ser. C-1, FGIC,
5 1/2s, 3/15/19
(Prerefunded)	Aaa	4,000,000	4,449,520
(Clarkson Ctr.),
5 1/2s, 1/1/15	AA–	3,345,000	3,668,696
(Syracuse U. ),
5 1/2s, 1/1/15	AA–	2,000,000	2,177,500
(Correctional Fac.),
Ser. A, 5 1/2s, 1/1/09	AA–	7,710,000	8,006,064
Ser. A-1, FGIC,
5s, 3/15/29	Aaa	6,565,000	7,014,046
(Correctional Fac.),
Ser. A, U.S. Govt.
Coll., 5s, 1/1/28
(Prerefunded)	AA–	355,000	367,464
Oneida Cnty., Indl.
Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.),
Ser. A, 5 7/8s,
12/1/29	BB+/P	1,000,000	1,027,590

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Onondaga Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Solvay Paperboard,
LLC), 7s, 11/1/30
(acquired 12/9/98,
cost $1,000,000) ‡	BB/P	$1,000,000	$1,047,350
Orange Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr.
Newburgh), Ser. C
7s, 8/1/31	BB–/P	3,200,000	3,402,080
7s, 8/1/21	BB–/P	2,300,000	2,445,245
Port Auth. NY & NJ
Rev. Bonds
(Kennedy Intl. Arpt. —
5th Installment),
6 3/4s, 10/1/19	BB+/P	3,100,000	3,150,437
(Kennedy Intl. Arpt. —
4th Installment),
6 3/4s, 10/1/11	BB+/P	1,000,000	1,015,230
Rensselaer, City School
Dist. COP, XLCA
5s, 6/1/21	Aaa	2,010,000	2,180,629
5s, 6/1/20	Aaa	1,150,000	1,250,476
5s, 6/1/19	Aaa	1,345,000	1,465,848
5s, 6/1/18	Aaa	1,180,000	1,289,952
Sales Tax Asset
Receivable Corp. Rev.
Bonds, Ser. A
AMBAC, 5s, 10/15/29	Aaa	18,000,000	19,341,180
MBIA, 5s, 10/15/26	Aaa	20,000,000	21,504,200
MBIA, 5s, 10/15/25	Aaa	15,000,000	16,138,800
St. Lawrence Cnty.,
Indl. Dev. Rev. Bonds
(St. Lawrence U.),
Ser. A, MBIA, 5s, 7/1/28	Aaa	7,750,000	8,028,070
Suffolk Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Peconic Landing),
Ser. A, 8s, 10/1/30	B+/P	4,200,000	4,631,130
(Nissequogue Cogen.
Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	2,006,400
Suffolk Cnty., Indl.
Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp.
Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	490,000	512,589
(Southampton Hosp.
Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	500,000	514,085
(Huntington Hosp.),
Ser. B, 5 7/8s,
11/1/32	Baa1	2,200,000	2,357,608

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl.
Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Jefferson’s Ferry), Ser. A
7 1/4s, 11/1/28
(Prerefunded)	AAA	$4,000,000	$4,478,400
7.2s, 11/1/19
(Prerefunded)	AAA	4,000,000	4,415,200
Suffolk Cnty.,
Judicial Fac. Agcy.
Rev. Bonds (John P.
Cohalan Complex),
AMBAC, 5s, 4/15/16	Aaa	4,220,000	4,412,474
Syracuse, Indl. Dev.
Agcy. Rev. Bonds
(1st Mtge. — Jewish
Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,962,764
7 3/8s, 3/1/21	B+/P	800,000	847,704
Tobacco Settlement
Rev. Bonds
(Asset Backed Bonds),
Ser. 1, 5 3/4s,
7/15/32 (Prerefunded)	AAA	4,250,000	4,726,298
Ser. 1, 5s, 6/1/34	BBB	3,500,000	3,587,710
Triborough Bridge &
Tunnel Auth. Gen.
Purpose Rev. Bonds
(Convention Ctr.),
Ser. E, 7 1/4s, 1/1/10	AA–	24,405,000	25,719,941
Triborough, Bridge &
Tunnel Auth. Rev.
Bonds, Ser. A, 5s,
11/15/23	Aa2	1,000,000	1,089,070
Westchester Cnty.,
Indl Dev. Agcy. Civic
Fac. Rev. Bonds
(Guiding Eyes for the
Blind), 5 3/8s, 8/1/24	BBB	800,000	858,824
Westchester, Tobacco
Asset Securitization
Corp. Rev. Bonds
5 1/8s, 6/1/38	BBB	3,560,000	3,659,858
5s, 6/1/26	BBB	2,000,000	2,048,620
Yonkers, Indl. Dev.
Agcy. Civic Fac. Rev.
Bonds (St. John’s
Riverside Hosp.),
Ser. A, 7 1/8s, 7/1/31	B+	4,005,000	4,333,210
			1,074,546,687

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

Puerto Rico (6.1%)
Children’s Trust Fund
Tobacco Settlement
Rev. Bonds, 5 1/2s,
5/15/39	BBB	$3,750,000	$3,923,663
Cmnwlth. of PR, G.O.
Bonds (Pub. Impt.)
Ser. A, 5 1/4s, 7/1/25	BBB	4,500,000	4,932,315
MBIA, 5 1/4s, 7/1/18	AAA	4,750,000	5,437,848
Ser. B, 5 1/4s, 7/1/17	BBB	1,500,000	1,665,495
Ser. B, 5 1/4s, 7/1/16	BBB	1,000,000	1,110,330
Cmnwlth. of PR, Hwy.
& Trans. Auth. Rev. Bonds
Ser. B, MBIA, 5 7/8s,
7/1/35 (Prerefunded)	AAA	2,275,000	2,478,180
Ser. AA, 5s, 7/1/35	BBB+	2,105,000	2,199,557
Ser. K, 5s, 7/1/21	BBB+	2,000,000	2,128,940
Ser. K, 5s, 7/1/18	BBB+	8,000,000	8,575,520
Ser. K, 5s, 7/1/17	BBB+	2,500,000	2,687,350
Ser. K, 5s, 7/1/16	BBB+	5,000,000	5,393,550
PR Elec. Pwr. Auth.
Rev. Bonds
Ser. AA, MBIA,
5 3/8s, 7/1/27	Aaa	5,265,000	5,393,150
Ser. AA, MBIA, U.S.
Govt. Coll., 5 3/8s,
7/1/27 (Prerefunded)	Aaa	4,735,000	4,856,263
Ser. RR, FGIC,
5s, 7/1/24	Aaa	6,500,000	7,011,609
PR Indl. Tourist Edl.
Med. & Env. Control
Fac. Rev. Bonds
(Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	6,000,000	6,580,920
U. of PR Rev. Bonds,
Ser. O, MBIA, 5 3/8s,
6/1/30	Aaa	7,000,000	7,010,850
			71,385,540

Virgin Islands (0.3%)
VI Pub. Fin. Auth.
Rev. Bonds, FGIC, 5s,
10/1/24	Aaa	3,000,000	3,277,230

TOTAL INVESTMENTS

Total investments (cost $1,072,222,225)			$1,149,209,457

* Percentages indicated are based on net assets of $1,169,329,281.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at November 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2006. Securities rated by Putnam are indicated by “/P.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2006 was $1,047,350 or less than 0.1% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2006.

At November 30, 2006, liquid assets totaling $10,591,188 have been designated as collateral for open futures contracts.

The rates shown on VRDN and Floating Rate Notes (FRN) are the current interest rates at November 30, 2006.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry group concentrations greater than 10% at November 30, 2006 (as a percentage of net assets):
Education	16.3%
Utilities and power	14.7
The fund had the following insurance concentrations greater than 10% at November 30, 2006 (as a percentage of net assets):
MBIA	15.4%
AMBAC	10.9

FUTURES CONTRACTS OUTSTANDING at 11/30/06

			Number of		Expiration	Unrealized
			contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)			97	$10,591,188	Mar-07	$49,823

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/06

			Payments	Payments		Unrealized
Swap counterparty /		Termination	made by	received by		appreciation/
Notional amount		date	fund per annum	fund per annum		(depreciation)
Citibank, N.A.

$26,000,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%		$ 132,860

40,000,000	(E)	5/23/12	3.422%	U.S. Bond Market
				Association Municipal Swap
				Index		(132,856)

JPMorgan Chase Bank, N.A.
34,450,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%		269,399

53,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
				Association Municipal Swap
				Index		(317,767)

Total						$ (48,364)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,072,222,225)	$1,149,209,457

Cash	5,493,490

Interest and other receivables	18,891,577

Receivable for shares of the fund sold	422,731

Receivable for securities sold	200,000

Unrealized appreciation on open swap contracts (Note 1)	402,259

Receivable for variation margin (Note 1)	39,406

Total assets	1,174,658,920

LIABILITIES

Distributions payable to shareholders	1,540,159

Payable for shares of the fund repurchased	1,112,731

Payable for compensation of Manager (Note 2)	1,457,832

Payable for investor servicing and custodian fees (Note 2)	13,855

Payable for Trustee compensation and expenses (Note 2)	209,138

Payable for administrative services (Note 2)	6,211

Payable for distribution fees (Note 2)	425,450

Unrealized depreciation on open swap contracts (Note 1)	450,623

Other accrued expenses	113,640

Total liabilities	5,329,639

Net assets	$1,169,329,281

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,099,459,237

Undistributed net investment income (Note 1)	3,468,194

Accumulated net realized loss on investments (Note 1)	(10,586,841)

Net unrealized appreciation of investments	76,988,691

Total — Representing net assets applicable to capital shares outstanding	$1,169,329,281

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,094,459,668 divided by 125,336,743 shares)	$8.73

Offering price per class A share (100/96.25 of $8.73)*	$9.07

Net asset value and offering price per class B share ($61,670,655 divided by 7,075,924 shares)**	$8.72

Net asset value and offering price per class C share ($10,785,186 divided by 1,235,330 shares)**	$8.73

Net asset value and redemption price per class M share ($2,413,772 divided by 276,276 shares)	$8.74

Offering price per class M share (100/96.75 of $8.74)***	$9.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/06

INTEREST INCOME	$59,281,842

EXPENSES
Compensation of Manager (Note 2)	5,972,705

Investor servicing fees (Note 2)	572,969

Custodian fees (Note 2)	147,793

Trustee compensation and expenses (Note 2)	64,071

Administrative services (Note 2)	33,646

Distribution fees — Class A (Note 2)	2,253,749

Distribution fees — Class B (Note 2)	606,922

Distribution fees — Class C (Note 2)	104,300

Distribution fees — Class M (Note 2)	12,889

Other	237,437

Non-recurring costs (Notes 2 and 5)	2,317

Costs assumed by Manager (Notes 2 and 5)	(2,317)

Total expenses	10,006,481

Expense reduction (Note 2)	(262,134)

Net expenses	9,744,347

Net investment income	49,537,495

Net realized gain on investments (Notes 1 and 3)	2,333,924

Net realized gain on futures contracts (Note 1)	309,329

Net realized gain on swap contracts (Note 1)	284,263

Net unrealized appreciation of investments, swap contracts, and futures contracts during the year	12,204,067

Net gain on investments	15,131,583

Net increase in net assets resulting from operations	$64,669,078

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/06	11/30/05

Operations:
Net investment income	$ 49,537,495	$ 51,141,299

Net realized gain on investments	2,927,516	13,679,871

Net unrealized appreciation (depreciation) of investments	12,204,067	(21,299,811)

Net increase in net assets resulting from operations	64,669,078	43,521,359

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income

Class A	(183,580)	(205,938)

Class B	(13,367)	(18,720)

Class C	(1,673)	(1,770)

Class M	(447)	(559)

Net realized short-term gain on investments

Class A	(2,059,224)	—

Class B	(150,089)	—

Class C	(18,809)	—

Class M	(5,010)	—

From net realized long-term gain on investments

Class A	(9,207,487)	(11,890,049)

Class B	(671,098)	(1,079,787)

Class C	(84,104)	(102,031)

Class M	(22,403)	(32,236)

From tax-exempt net investment income

Class A	(46,430,465)	(46,726,578)

Class B	(2,526,020)	(3,189,657)

Class C	(352,527)	(321,212)

Class M	(100,174)	(114,647)

Redemption fees (Note 1)	203	53

Decrease from capital share transactions (Note 4)	(78,401,226)	(82,445,773)

Total decrease in net assets	(75,558,422)	(102,607,545)

NET ASSETS

Beginning of year	1,244,887,703	1,347,495,248

End of year (including undistributed net investment income of $3,468,194 and $3,511,482, respectively)	$1,169,329,281	$1,244,887,703

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
November 30, 2006	$8.70	.36	.12	.48	(.36)	(.09)	(.45)	—(d)	$8.73	5.70	$1,094,460.79		4.20	11.30
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)	(.44)	—(d)	8.70	3.36	1,148,135.79		3.98	12.91
November 30, 2004	8.93	.37(c)	(.10)	.27	(.36)	—	(.36)	—(d)	8.84	3.08	1,222,953	.82(c)	4.14(c)	22.57
November 30, 2003	8.87	.38	.16	.54	(.39)	(.09)	(.48)	—	8.93	6.25	1,336,936.82		4.23	8.08(e)
November 30, 2002	8.79	.40	.07	.47	(.39)	—	(.39)	—	8.87	5.44	1,322,541.82		4.50	17.90

CLASS B
November 30, 2006	$8.69	.31	.12	.43	(.31)	(.09)	(.40)	—(d)	$8.72	5.01	$61,671	1.44	3.55	11.30
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)	(.39)	—(d)	8.69	2.85	83,500	1.44	3.33	12.91
November 30, 2004	8.91	.31(c)	(.09)	.22	(.30)	—	(.30)	—(d)	8.83	2.50	110,813	1.47(c)	3.50(c)	22.57
November 30, 2003	8.85	.32	.17	.49	(.34)	(.09)	(.43)	—	8.91	5.57	158,081	1.47	3.59	8.08(e)
November 30, 2002	8.77	.34	.07	.41	(.33)	—	(.33)	—	8.85	4.75	119,251	1.47	3.84	17.90

CLASS C
November 30, 2006	$8.70	.29	.12	.41	(.29)	(.09)	(.38)	—(d)	$8.73	4.85	$10,785	1.59	3.40	11.30
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)	(.36)	—(d)	8.70	2.54	10,472	1.59	3.18	12.91
November 30, 2004	8.93	.30(c)	(.10)	.20	(.29)	—	(.29)	—(d)	8.84	2.27	10,411	1.62(c)	3.34(c)	22.57
November 30, 2003	8.86	.31	.17	.48	(.32)	(.09)	(.41)	—	8.93	5.54	10,909	1.62	3.43	8.08(e)
November 30, 2002	8.79	.33	.06	.39	(.32)	—	(.32)	—	8.86	4.48	5,885	1.62	3.69	17.90

CLASS M
November 30, 2006	$8.71	.34	.12	.46	(.34)	(.09)	(.43)	—(d)	$8.74	5.36	$2,414	1.09	3.90	11.30
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)	(.41)	—(d)	8.71	3.06	2,780	1.09	3.68	12.91
November 30, 2004	8.94	.34(c)	(.10)	.24	(.33)	—	(.33)	—(d)	8.85	2.77	3,318	1.12(c)	3.84(c)	22.57
November 30, 2003	8.87	.35	.18	.53	(.37)	(.09)	(.46)	—	8.94	6.06	3,876	1.12	3.94	8.08(e)
November 30, 2002	8.79	.37	.07	.44	(.36)	—	(.36)	—	8.87	5.12	2,343	1.12	4.17	17.90

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

11/30/04

Class A	0.02%

Class B	0.02

Class C	0.02

Class M	0.02

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

36 37

Notes to financial statements 11/30/06

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares. In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2006, the fund reclassified $27,470 to increase undistributed net investment income with an increase to accumulated net realized loss of $27,470.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2006, were as follows:

Unrealized appreciation	$ 76,815,261
Unrealized depreciation	(928,337)
———————————————
Net unrealized appreciation	75,886,924
Undistributed tax-exempt income	4,914,477
Undistributed ordinary income	49,082
Undistributed long-term gain	1,829,102
Cost for federal income tax purposes	$1,073,322,533

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended November 30, 2006, Putnam Management has assumed $2,317 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2006, the fund incurred $720,762 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended November 30, 2006, the fund’s expenses were reduced by $262,134 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $477, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The

Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $49,715 and $65 from the sale of class A and class M shares, respectively, and received $99,469 and $2,418 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $130,263,635 and $187,776,479, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/06:
Shares sold	5,191,565	$ 44,784,312

Shares issued in connection with
reinvestment of distributions	4,556,979	39,310,073

	9,748,544	84,094,385

Shares repurchased	(16,309,881)	(140,604,540)

Net decrease	(6,561,337)	$ (56,510,155)

Year ended 11/30/05:
Shares sold	4,994,206	$ 44,012,651

Shares issued in connection with
reinvestment of distributions	4,494,487	39,608,616

	9,488,693	83,621,267

Shares repurchased	(15,876,482)	(139,930,137)

Net decrease	(6,387,789)	$ (56,308,870)

CLASS B	Shares	Amount

Year ended 11/30/06:
Shares sold	353,682	$ 3,043,052

Shares issued in connection with
reinvestment of distributions	266,328	2,292,940

	620,010	5,335,992

Shares repurchased	(3,154,277)	(27,139,616)

Net decrease	(2,534,267)	$(21,803,624)

Year ended 11/30/05:
Shares sold	386,640	$ 3,405,136

Shares issued in connection with
reinvestment of distributions	341,949	3,008,763

	728,589	6,413,899

Shares repurchased	(3,668,495)	(32,283,698)

Net decrease	(2,939,906)	$(25,869,799)

CLASS C	Shares	Amount

Year ended 11/30/06:
Shares sold	351,246	$ 3,027,627

Shares issued in connection with
reinvestment of distributions	38,178	329,333

	389,424	3,356,960

Shares repurchased	(357,342)	(3,074,299)

Net increase	32,082	$ 282,661

Year ended 11/30/05:
Shares sold	188,370	$ 1,660,287

Shares issued in connection with
reinvestment of distributions	35,735	314,854

	224,105	1,975,141

Shares repurchased	(198,297)	(1,748,111)

Net increase	25,808	$ 227,030

CLASS M	Shares	Amount
Year ended 11/30/06:
Shares sold	4,709	$ 40,504

Shares issued in connection with
reinvestment of distributions	11,185	96,528

	15,894	137,032

Shares repurchased	(58,841)	(507,140)

Net decrease	(42,947)	$(370,108)

Year ended 11/30/05:
Shares sold	9,188	$ 80,024

Shares issued in connection with
reinvestment of distributions	12,920	114,938

	22,108	194,962

Shares repurchased	(77,870)	(689,096)

Net decrease	(55,762)	$(494,134)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401 (k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class actions lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(Unaudited)

The fund has designated 99.5% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $1,862,223 as long term capital gain, for its taxable year ended November 30, 2006.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc.

(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2004
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Beth S. Mazor (Born 1958)	Since 1993
Vice President
Since 2002	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk, Assistant Treasurer
Since 2004	and Proxy Manager
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Tax-free income funds
Discovery Growth Fund	AMT-Free Insured Municipal Fund
Growth Opportunities Fund	Tax Exempt Income Fund
Health Sciences Trust	Tax Exempt Money Market Fund§
International New Opportunities Fund*	Tax-Free High Yield Fund
New Opportunities Fund
OTC & Emerging Growth Fund	State tax-free income funds:
Small Cap Growth Fund*	Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
Vista Fund	New Jersey, New York, Ohio, and Pennsylvania
Voyager Fund
Asset allocation funds
Blend funds	Income Strategies Fund
Capital Appreciation Fund	Putnam Asset Allocation Funds — three investment portfolios that
Capital Opportunities Fund*	spread your money across a variety of stocks, bonds, and money
Europe Equity Fund*	market investments.
Global Equity Fund*
Global Natural Resources Fund*	The three portfolios:
International Capital Opportunities Fund*	Asset Allocation: Balanced Portfolio
International Equity Fund*	Asset Allocation: Conservative Portfolio
Investors Fund	Asset Allocation: Growth Portfolio
Research Fund	Putnam RetirementReady® Funds
Tax Smart Equity Fund®	Putnam RetirementReady Funds — ten investment portfolios that
Utilities Growth and Income Fund	offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a
Value funds	target date for withdrawing assets.
Classic Equity Fund
Convertible Income-Growth Trust	The ten funds:
Equity Income Fund	Putnam RetirementReady 2050 Fund
The George Putnam Fund of Boston	Putnam RetirementReady 2045 Fund
The Putnam Fund for Growth and Income	Putnam RetirementReady 2040 Fund
International Growth and Income Fund*	Putnam RetirementReady 2035 Fund
Mid Cap Value Fund	Putnam RetirementReady 2030 Fund
New Value Fund	Putnam RetirementReady 2025 Fund
Small Cap Value Fund*†	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Income funds	Putnam RetirementReady 2010 Fund
American Government Income Fund	Putnam RetirementReady Maturity Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*	* A 1% redemption fee on total assets redeemed or exchanged within 90 days
High Yield Advantage Fund*†	of purchase may be imposed for all share classes of these funds.
High Yield Trust*
Income Fund	† Closed to new investors.
Limited Duration Government Income Fund
Money Market Fund‡	‡ An investment in a money market fund is not insured or guaranteed by the Federal
U.S. Government Income Trust	Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).
Check your account balances and the most recent month-end performance at
www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodians		Vice President, Assistant Clerk, Assistant
Putnam Fiduciary Trust Company,	Steven D. Krichmar	Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Elizabeth T. Kennan
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS
One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

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PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN051 239957 1/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2006	$41,980	$ -	$4,680	$776
November 30, 2005	$37,192	$--	$4,192	$ -

For the fiscal years ended November 30, 2006 and November 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 5,456 and $4,192 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30,
2006	$ -	$ -	$ -	$ -
November
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007